UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2020

Central Index Key Number of the issuing entity: 0001803858

Wells Fargo Commercial Mortgage Trust 2020-C56

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001628601

Column Financial, Inc.

Central Index Key Number of the sponsor: 0001592182

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001541468

Ladder Capital Finance LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-14	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 4, 2020, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance of the Wells Fargo Commercial Mortgage Trust 2020-C56, Commercial Mortgage Pass-Through Certificates, Series 2020-C56 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of June 1, 2020 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class K-RR and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about June 4, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of forty-six (46) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).

Certain of the Mortgage Loans were acquired by the Registrant from Column Financial, Inc. (“Column”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of May 27, 2020, between the Registrant and Column; certain of the Mortgage Loans were acquired by the Registrant from LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of May 27, 2020, between the Registrant and LMF; certain of the Mortgage Loans were acquired by the Registrant from UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of May 27, 2020, between the Registrant and UBS; certain of the Mortgage Loans were acquired by the Registrant from Barclays Capital Real Estate Inc. (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of May 27, 2020, between the Registrant, Barclays and Barclays Capital Holdings Inc.; certain of the Mortgage Loans were acquired by the Registrant from Ladder Capital Finance LLC (“Ladder”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of May 27, 2020, between the Registrant, Ladder, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans were acquired by the Registrant from Argentic Real Estate Finance LLC (“AREF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of May 27, 2020, between the Registrant and AREF; and certain of the Mortgage Loans were acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of May 27, 2020, between the Registrant and Wells Fargo.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
The Grid	Exhibit 99.12	N/A
KPMG Plaza at Hall Arts	Exhibit 99.13	Exhibit 99.8
University Village	Exhibit 99.14	Exhibit 99.9
Bushwick Multifamily Portfolio	Exhibit 99.15	N/A
Parkmerced	Exhibit 99.16	Exhibit 99.10
650 Madison Avenue	Exhibit 99.17	Exhibit 99.11
HPE Campus	Exhibit 99.18	(1)

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable Servicing Shift Control Note, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 27, 2020, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of May 27, 2020, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

Wells Fargo Bank, National Association (the “Retaining Sponsor”) is satisfying its credit risk retention obligations by the purchase on the Closing Date and holding by KKR CMBS II Aggregator Type 2 L.P., acting as a “third-party purchaser” under the Credit Risk Retention Rules, of the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class K-RR Certificates (the “RR Certificates”).

The RR Certificates constitute an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules). The aggregate fair value of the RR Certificates is equal to approximately $37,136,898 (excluding accrued interest), representing approximately 5.04% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates. The fair value of the RR Certificates was determined by multiplying (i) the weighted average of the actual sales prices of the RR Certificates, by (ii) $92,307,094, which is the initial balance of the RR Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Credit Risk Retention Rules is equal to approximately $36,873,322 (excluding accrued interest), representing 5.00% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

If the Retaining Sponsor had relied on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $36,873,322, representing 5.00% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated May 21, 2020, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 28, 2020 and filed with the Securities and Exchange Commission on June 4, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $638,831,000, on June 4, 2020. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $5,202,982, were approximately $695,126,566. Of the expenses paid by the Registrant, approximately $107,600 were paid directly to affiliates of the Registrant, $733,467 in the form of fees were paid to the Underwriters, $458,779 were paid to or for the Underwriters and $3,903,135 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $92,307,094, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226486) was originally declared effective on September 10, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

5.1	Legality Opinion of Sidley Austin LLP, dated June 4, 2020.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated June 4, 2020 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 28, 2020.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Column Financial, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and LMF Commercial, LLC.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.
99.7	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.8	Pooling and Servicing Agreement, dated as of March 1, 2020, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as from time to time amended, supplemented or modified, relating to the issuance of the CSAIL 2020-C19 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-C19.
99.9	Trust and Servicing Agreement, dated as of December 6, 2019, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Cohen Financial, a Division of Truist Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee and custodian, and Park Bridge Lender Services LLC, as operating advisor, as from time to time amended, supplemented or modified, relating to the issuance of the CSMC 2019-UVIL, Commercial Mortgage Pass-Through Certificates, Series 2019-UVIL.
99.10	Trust and Servicing Agreement, dated as of December 19, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor, as from time to time amended, supplemented or modified, relating to the issuance of the MRCD 2019-PARK Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-PARK.
99.11	Trust and Servicing Agreement, dated as of December 8, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator, as from time to time amended, supplemented or modified, relating to the issuance of the MAD Commercial Mortgage Trust 2019-650M, Commercial Mortgage Pass-Through Certificates, Series 2019-650M.
99.12	Co-Lender Agreement, dated as of June 4, 2020, between Tuebor TRS II LLC, as Initial Note A-1 Holder, Tuebor TRS II LLC, as Initial Note A-2 Holder, and Tuebor TRS II LLC, as Initial Note A-3 Holder, relating to The Grid Whole Loan.
99.13	Agreement Between Note Holders, dated as of March 30, 2020, by and between Column Financial, Inc., as Initial Note A-1 Holder, and Column Financial, Inc., as Initial Note A-2 Holder, relating to the KPMG Plaza at Hall Arts Whole Loan.
99.14	Co-Lender Agreement, dated as of December 2, 2019, by and between Column Financial, Inc., as Initial Note A-1 Holder, Column Financial, Inc., as Initial Note A-2 Holder, Column Financial, Inc., as Initial Note A-3 Holder, and Column Financial, Inc., as Initial Note B Holder, relating to the University Village Whole Loan.
99.15	Co-Lender Agreement, dated as of June 1, 2020, by and between SPREF WH III LLC, as Initial Note A-1 Holder, SPREF WH III LLC, as Initial Note A-2-1 Holder, SPREF WH III LLC, as Initial Note A-2-2 Holder, and SPREF WH III LLC, as Initial Note A-3 Holder, relating to the Bushwick Multifamily Portfolio Whole Loan.
99.16	Co-Lender Agreement, dated as of December 5, 2019, by and among Barclays Bank PLC, as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, Citi Real Estate Funding Inc., as Initial Note A-4 Holder, Barclays Bank PLC, as Initial Note A-5 Holder, Citi Real Estate Funding Inc., as Initial Note A-6 Holder, Barclays Bank PLC, as Initial Note A-7 Holder, Citi Real Estate Funding Inc., as Initial Note A-8 Holder, Barclays Bank PLC, as Initial Note B-1 Holder, Citi Real Estate Funding Inc., as Initial Note B-2 Holder, Barclays Bank PLC, as Initial Note C-1 Holder, and Citi Real Estate Funding Inc., as Initial Note C-2 Holder, relating to the Parkmerced Whole Loan.
99.17	Agreement Between Noteholders, dated as of November 26, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Initial Note A-4 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Initial Note A-5 Holder and Initial Note B-2 Holder, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder, Initial Note A-6 Holder

and Initial Note B-3 Holder, and BMO Harris Bank N.A., as Initial Note A-7 Holder and Initial Note B-4 Holder, relating to the 650 Madison Avenue Whole Loan.
99.18	Co-Lender Agreement, dated as of February 21, 2020, by and between SPREF WH II LLC, as Initial Note A-1 Holder, SPREF WH II LLC, as Initial Note A-2 Holder, SPREF WH II LLC, as Initial Note A-3 Holder, and SPREF WH II LLC, as Initial Note A-4 Holder, relating to the HPE Campus Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name:	Anthony J. Sfarra
Title:	President

Dated: June 4, 2020

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated June 4, 2020.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated June 4, 2020 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 28, 2020.
99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Column Financial, Inc.
99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and LMF Commercial, LLC.
99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York.
99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., Barclays Capital Real Estate Inc. and Barclays Capital Holdings Inc.
99.5	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc., Ladder Capital Finance LLC, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP.
99.6	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.
99.7	Mortgage Loan Purchase Agreement, dated and effective as of May 27, 2020, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.
99.8	Pooling and Servicing Agreement, dated as of March 1, 2020, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank,

National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, as from time to time amended, supplemented or modified, relating to the issuance of the CSAIL 2020-C19 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2020-C19.
99.9	Trust and Servicing Agreement, dated as of December 6, 2019, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, Cohen Financial, a Division of Truist Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, trustee and custodian, and Park Bridge Lender Services LLC, as operating advisor, as from time to time amended, supplemented or modified, relating to the issuance of the CSMC 2019-UVIL, Commercial Mortgage Pass-Through Certificates, Series 2019-UVIL.
99.10	Trust and Servicing Agreement, dated as of December 19, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor, as from time to time amended, supplemented or modified, relating to the issuance of the MRCD 2019-PARK Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-PARK.
99.11	Trust and Servicing Agreement, dated as of December 8, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator, as from time to time amended, supplemented or modified, relating to the issuance of the MAD Commercial Mortgage Trust 2019-650M, Commercial Mortgage Pass-Through Certificates, Series 2019-650M.
99.12	Co-Lender Agreement, dated as of June 4, 2020, between Tuebor TRS II LLC, as Initial Note A-1 Holder, Tuebor TRS II LLC, as Initial Note A-2 Holder, and Tuebor TRS II LLC, as Initial Note A-3 Holder, relating to The Grid Whole Loan.
99.13	Agreement Between Note Holders, dated as of March 30, 2020, by and between Column Financial, Inc., as Initial Note A-1 Holder, and Column Financial, Inc., as Initial Note A-2 Holder, relating to the KPMG Plaza at Hall Arts Whole Loan.
99.14	Co-Lender Agreement, dated as of December 2, 2019, by and between Column Financial, Inc., as Initial Note A-1 Holder, Column Financial, Inc., as Initial Note A-2 Holder, Column Financial, Inc., as Initial Note A-3 Holder, and Column Financial, Inc., as Initial Note B Holder, relating to the University Village Whole Loan.
99.15	Co-Lender Agreement, dated as of June 1, 2020, by and between SPREF WH III LLC, as Initial Note A-1 Holder, SPREF WH III LLC, as Initial Note A-2-1 Holder, SPREF WH III LLC, as Initial Note A-2-2 Holder, and SPREF WH III LLC, as Initial Note A-3 Holder, relating to the Bushwick Multifamily Portfolio Whole Loan.
99.16	Co-Lender Agreement, dated as of December 5, 2019, by and among Barclays Bank PLC, as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, Citi Real Estate Funding Inc., as Initial Note A-4 Holder, Barclays Bank PLC, as Initial Note A-5 Holder, Citi Real Estate Funding Inc., as Initial Note A-6 Holder, Barclays Bank PLC, as Initial Note A-7 Holder, Citi Real Estate Funding Inc., as Initial Note A-8 Holder, Barclays Bank PLC, as Initial Note B-1 Holder, Citi Real Estate Funding Inc., as Initial Note B-2 Holder, Barclays Bank PLC, as Initial Note C-1 Holder, and Citi Real Estate Funding Inc., as Initial Note C-2 Holder, relating to the Parkmerced Whole Loan.

99.17	Agreement Between Noteholders, dated as of November 26, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Initial Note A-4 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Initial Note A-5 Holder and Initial Note B-2 Holder, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder, Initial Note A-6 Holder and Initial Note B-3 Holder, and BMO Harris Bank N.A., as Initial Note A-7 Holder and Initial Note B-4 Holder, relating to the 650 Madison Avenue Whole Loan.
99.18	Co-Lender Agreement, dated as of February 21, 2020, by and between SPREF WH II LLC, as Initial Note A-1 Holder, SPREF WH II LLC, as Initial Note A-2 Holder, SPREF WH II LLC, as Initial Note A-3 Holder, and SPREF WH II LLC, as Initial Note A-4 Holder, relating to the HPE Campus Whole Loan.